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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 12, 2004


                                   LMIC, INC.
               (Exact name of registrant as specified in charter)


    DELAWARE                         0-26186                      84-1209978
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


6435 VIRGINIA MANOR ROAD, BELTSVILLE, MARYLAND                      20705
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (240) 264-8300

            (Former name or former address, if changed from last report)

ITEM 5.  OTHER EVENTS.

            LMIC, Inc. recently completed a $4.7 million equity private placement and a $5 million convertible debenture private placement. The proceeds of the private placements are intended to improve the company's balance sheet and fund organic expansion of the business. Combined with another $5.0 million private placement, which closed on January 15, LMIC has raised equity of $9.7 million in 2004.

See the Company's press release included as Exhibit 99.1.

Forward-Looking Statements:

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended . All statements regarding LMIC, Inc. and its subsidiaries' and affiliates' (collectively, the "Company) expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company's ability to obtain additional financing to fund its operations, the Company's ability to obtain waivers of existing defaults under its debt documents, actions of the Company's competitors, and changes in general economic conditions. Many of these factors are outside of the Company's control.

Item 7.  Financial Statements and Exhibits.

   Exhibits.     LMIC, Inc.

   4.1.1    Warrant, dated March 12, 2004.
   4.2.1    Debenture, dated March 11, 2004.
   4.2.2    Warrant, dated March 11, 2004.
   10.1.1   Form of Securities Purchase Agreement, dated March 12, 2004.
   10.1.2 Form of Letter Agreement, dated March 8, 2004, between LMIC, Inc. and Omicron Master Trust, Ltd.
   10.1.3 Form of Letter Agreement, dated March 5, 2004, between LMIC, Inc. and certain holders of LMIC common stock.
   10.2.1   Securities Purchase Agreement, dated March 11, 2004.
   10.2.3   Registration Rights Agreement, dated March 11, 2004.
   10.2.4 Form of Letter Agreement, dated January 26, 2004, from LMIC, Inc. to Laurus Master Fund, Ltd.
   99.1     Form of Company's press release.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LMIC, INC.


                                        By: /s/ Luis P. Negrete
                                            ------------------------
                                            Name:  Luis P. Negrete
                                            Title: President & CEO

March 12, 2004

                                  Exhibit Index
                                  -------------

 Exhibit No.   Description
 -----------   -----------

   4.1.1    Warrant, dated March 12, 2004.
   4.2.1    Debenture, dated March 11, 2004.
   4.2.2    Warrant, dated March 11, 2004.
   10.1.1   Form of Securities Purchase Agreement, dated March 12, 2004.
   10.1.2 Form of Letter Agreement, dated March 8, 2004, between LMIC, Inc. and Omicron Master Trust, Ltd.
   10.1.3 Form of Letter Agreement, dated March 5, 2004, between LMIC, Inc. and certain holders of LMIC common stock.
   10.2.1   Securities Purchase Agreement, dated March 11, 2004.
   10.2.3   Registration Rights Agreement, dated March 11, 2004.
   10.2.4 Form of Letter Agreement, dated January 26, 2004, from LMIC, Inc. to Laurus Master Fund, Ltd.
   99.1     Form of Company's press release.